S&T Bancorp, Inc. Consolidated Selected Financial Data (Dollars in thousands, except per share data)					Page 1 of 4
	2010	2009
	First Quarter	Fourth Quarter		First Quarter

Income Statements
Interest Income	$45,324	$47,126		$50,424
Interest Expense	9,410	10,671		14,279
Net Interest Income	35,914	36,455		36,145
Taxable Equivalent Adjustment	1,222	1,274		1,334
Net Interest Income (FTE)	37,136	37,729		37,479
Provision For Loan Losses	4,430	10,399		21,389
Net Interest Income After Provisions (FTE)	32,706	27,330		16,090
Security Gains (Losses), Net	153	(487)		(1,246)
Service Charges and Fees	2,971	3,349		3,056
Wealth Management	1,984	1,924		1,743
Insurance	2,368	1,884		1,862
Other	3,867	4,213		3,601
Total Noninterest Income	11,190	11,370		10,262
Salaries and Employee Benefits	12,565	12,211		11,655
Occupancy and Equipment Expense, Net	3,072	2,898		3,082
Data Processing Expense	1,603	1,473		1,468
FDIC Expense	1,301	1,475		1,941
Other	9,389	7,031		7,292
Total Noninterest Expense	27,930	25,088		25,438
Income (Loss) Before Taxes	16,119	13,125		(332)
Taxable Equivalent Adjustment	1,222	1,274		1,334
Applicable Income Taxes	3,593	2,660		176
Net Income (Loss)	11,304	9,191		(1,842)
Preferred Stock Dividends	1,547	1,545		1,283
Net Income (Loss) Available to Common Shareholders	$9,757	$7,646		($3,125)

Per Common Share Data:
Shares Outstanding at End of Period	27,777,931	27,746,554		27,637,317
Average Shares Outstanding - Diluted	27,753,384	27,701,846		27,637,292
Net Income (Loss) - Diluted	$0.35	$0.28		($0.11)
Dividends Declared	$0.15 *	$0.00	*	$0.31
Common Book Value	$16.39	$16.14		$16.01
Tangible Common Book Value (5)	$10.12	$9.85		$9.68
Market Value	$20.90	$17.01		$21.21

* S&T's Board of Directors approved a change in timing of the declaration and payment of dividends to provide better alignment with quarterly earnings beginning in the fourth quarter of 2009. The Board declared a $0.15 per common share cash dividend at its meeting held January 18, 2010 relating to the fourth quarter of 2009 performance.

S&T Bancorp, Inc. Consolidated Selected Financial Data (Dollars in thousands)						Page 2 of 4
	2010		2009
	First Quarter		Fourth Quarter		First Quarter

Balance Sheet (Period-End)
Assets	$4,135,767		$4,170,475		$4,314,540
Earning Assets	3,750,674		3,782,809		3,948,774
Securities	352,271		378,402		429,919
Loans, Gross	3,398,403		3,404,407		3,518,855
Total Deposits	3,345,816		3,304,542		3,244,197
Noninterest-Bearing Deposits	709,422		712,121		625,325
NOW, Money Market and Savings	1,256,274		1,302,051		1,264,407
CD's $100,000 and over	502,100		411,901		422,841
Other Time Deposits	878,020		878,469		931,624
Short-term Borrowings	47,996		96,235		225,898
Long-term Debt	136,250		176,513		232,282
Shareholders' Equity	560,743		553,318		547,276

Balance Sheet (Daily Averages)
Assets	$4,137,480		$4,167,295		$4,360,166
Earning Assets	3,756,958		3,798,477		3,980,258
Securities	352,862		385,966		445,150
Loans, Gross	3,404,096		3,412,510		3,534,064
Deposits	3,250,586		3,271,199		3,251,587
Shareholders' Equity	555,659		545,787		542,240

Loans (Period-End)
Consumer
Home Equity	$457,178		$458,643		$447,388
Residential Mortgage	360,113		363,466		402,798
Consumer Installment	76,997		81,141		81,087
Construction	8,899		11,836		13,865
Total Consumer Loans	903,187		915,086		945,138
Commercial
Commercial Real Estate	1,422,761		1,428,329		1,401,484
Commercial & Industrial	715,178		701,650		809,980
Construction	357,277		359,342		362,253
Total Commercial Loans	2,495,216		2,489,321		2,573,717
Total Loans	$3,398,403		$3,404,407		$3,518,855

Nonperforming Loans (NPL)		% NPL		% NPL		% NPL
Consumer
Home Equity	$1,618	0.35%	$2,252	0.49%	$1,983	0.44%
Residential Mortgage	4,695	1.30%	5,583	1.54%	7,699	1.91%
Consumer Installment	99	0.13%	20	0.02%	205	0.25%
Construction	-	-	-	-	-	-
Total Consumer Loans	6,412	0.71%	7,855	0.86%	9,887	1.05%
Commercial
Commercial Real Estate	66,138	4.65%	53,789	3.77%	18,188	1.30%
Commercial & Industrial	3,356	0.47%	7,489	1.07%	35,035	4.33%
Construction	20,884	5.85%	21,674	6.03%	28,937	7.99%
Total Commercial Loans	90,378	3.62%	82,952	3.33%	82,160	3.19%
Total Nonperforming Loans	$96,790	2.85%	$90,807	2.67%	$92,047	2.62%
S&T Bancorp, Inc. Consolidated Selected Financial Data (Dollars in thousands, except per share data)						Page 3 of 4
	2010		2009
	First Quarter		Fourth Quarter		First Quarter

Construction and Commercial Real Estate (CRE) by Location
Pennsylvania	$1,425,369		$1,441,493		$1,462,159
New York	106,428		97,864		86,246
Ohio	68,277		68,189		63,026
North Carolina	20,113		19,848		14,794
Arizona	18,032		18,250		19,467
Florida	13,753		13,288		20,950
Southeast Region	54,701		50,713		35,464
Midwest Region	23,706		25,998		18,584
Southwest Region	13,552		13,270		9,349
Western Region	13,313		13,223		11,738
Mid-Atlantic Region	12,160		14,875		10,444
New England	10,634		10,660		11,516
Total Construction and CRE by Location	$1,780,038		$1,787,671		$1,763,737

Construction and Commercial Real Estate - NPL by Location		% NPL		% NPL		% NPL
Pennsylvania	$62,579	4.39%	$55,413	3.84%	$22,339	1.53%
New York	4,883	4.59%	5,847	5.97%	9,950	11.54%
Ohio	-	-	-	-	-	-
North Carolina	5,348	26.59%	169	0.85%	184	1.24%
Arizona	722	4.00%	990	5.42%	3,097	15.91%
Florida	3,301	24.00%	2,850	21.45%	-	-
Southeast Region	-	-	-	-	2,277	6.42%
Midwest Region	-	-	-	-	-	-
Southwest Region	2,717	20.05%	2,722	20.51%	1,013	10.83%
Western Region	-	-	-	-	-	-
Mid-Atlantic Region	-	-	-	-	-	-
New England	7,472	70.26%	7,472	70.10%	8,265	71.77%
Total Construction and CRE - NPL by Location	$87,022	4.89%	$75,463	4.22%	$47,125	2.67%

Construction and Commercial Real Estate by Type
Retail/Strip Malls	$295,630		$278,811		$291,388
Residential Rental Properties	284,807		268,813		259,593
Offices	239,746		247,098		248,271
Hotels	175,870		165,953		140,735
Manufacturing/Industrial/Warehouse	131,854		121,928		109,537
Real Estate Development - Commercial	108,141		106,762		116,832
Flex/Mixed Use	107,537		107,324		98,666
Healthcare/Education	99,632		101,500		94,549
Real Estate Development - Residential	83,718		83,352		109,393
Miscellaneous	253,103		306,130		294,773
Total Construction and CRE by Type	$1,780,038		$1,787,671		$1,763,737

Construction and Commercial Real Estate - NPL by Type		% NPL		% NPL		% NPL
Retail/Strip Malls	$4,373	1.48%	$4,998	1.79%	$4,930	1.69%
Residential Rental Properties	19,975	7.01%	5,255	1.95%	3,855	1.48%
Offices	1,296	0.54%	1,426	0.58%	7,543	3.04%
Hotels	2,095	1.19%	2,095	1.26%	-	-
Manufacturing/Industrial/Warehouse	4,262	3.23%	3,632	2.98%	-	-
Real Estate Development - Commercial	10,652	9.85%	10,493	9.83%	11,851	10.14%
Flex/Mixed Use	6,046	5.62%	6,113	5.70%	794	0.80%
Healthcare/Education	3,283	3.30%	3,566	3.51%	672	0.71%
Real Estate Development - Residential	9,043	10.80%	9,362	11.23%	8,172	7.47%
Miscellaneous	25,997	10.27%	28,523	9.32%	9,308	3.16%
Total Construction and CRE - NPL by Type	$87,022	4.89%	$75,463	4.22%	$47,125	2.67%
S&T Bancorp, Inc. Consolidated Selected Financial Data (Dollars in thousands, except per share data)				Page 4 of 4
	2010	2009
	First Quarter	Fourth Quarter	First Quarter

Asset Quality Data
Nonaccrual Loans and Nonperforming Loans	$96,790	$90,807	$92,047
Assets Acquired through Foreclosure or Repossession	3,087	4,607	1,452
Nonperforming Assets	99,877	95,414	93,499
Allowance for Loan Losses	63,023	59,580	59,847
Nonperforming Loans / Loans	2.85%	2.67%	2.62%
Nonperforming Assets / Loans plus OREO	2.94%	2.80%	2.66%
Allowance for Loan Losses / Loans	1.85%	1.75%	1.70%
Allowance for Loan Losses / Nonperforming Loans	65%	66%	65%
Net Loan Charge-offs (Recoveries)	987	11,699	4,231
Net Loan Charge-offs (Recoveries) (Annualized)/Average Loans	0.12%	1.36%	0.49%

Profitability Ratios (Annualized)
Common Return on Average Assets	0.96%	0.73%	-0.29%
Common Return on Average Tangible Common Assets (6)	1.00%	0.76%	-0.30%
Common Return on Average Shareholders' Equity	7.12%	5.56%	-2.34%
Common Return on Average Tangible Common Equity (7)	14.34%	11.42%	-4.53%
Yield on Earning Assets (FTE)	5.03%	5.06%	5.27%
Cost of Interest Bearing Funds	1.33%	1.46%	1.82%
Net Interest Margin (FTE)(4)	4.00%	3.94%	3.81%
Efficiency Ratio (FTE)(1)	57.79%	51.10%	53.28%

Capitalization Ratios
Dividends Paid to Net Income (Loss)	42.67%	54.31%	-273.87%
Common Equity to Assets (8)	11.01%	10.74%	10.26%
Leverage Ratio (2)	10.51%	10.26%	9.73%
Risk Based Capital - Tier I (3)	12.40%	12.10%	11.58%
Risk Based Capital - Total (3)	15.75%	15.43%	14.82%
Tangible Common Equity/Tangible Assets (8)	7.09%	6.84%	6.46%

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1) Recurring noninterest expense divided by recurring noninterest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available-for-sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized, divided by quarter-to-date average earning assets.

(5) Tangible Common Book Value
Common Book Value (GAAP Basis)	$16.39	$16.14	$16.01
Effect of Excluding Intangible Assets	(6.27)	(6.29)	(6.33)
Tangible Common Book Value	$10.12	$9.85	$9.68

(6) Common Return on Average Tangible Common Assets
Common Return on Average Assets (GAAP Basis)	0.96%	0.73%	-0.29%
Effect of Excluding Intangible Assets	0.04%	0.03%	-0.01%
Common Return on Average Tangible Common Assets	1.00%	0.76%	-0.30%

(7) Common Return on Average Tangible Common Equity
Common Return on Average Equity (GAAP Basis)	7.12%	5.56%	-2.34%
Effect of Excluding Intangible Assets	3.97%	3.24%	-1.08%
Effect of Excluding Preferred Stock	3.25%	2.62%	-1.11%
Common Return on Average Tangible Common Equity	14.34%	11.42%	-4.53%

(8) Tangible Common Equity / Tangible Assets
Common Equity / Assets (GAAP Basis)	11.01%	10.74%	10.26%
Effect of Excluding Intangible Assets	-3.92%	-3.90%	-3.80%
Tangible Common Equity / Tangible Assets	7.09%	6.84%	6.46%